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                                                                    EXHIBIT 23.4



                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants we hereby consent to the incorporation by reference into this Post-Effective Amendment No. 1 to Registration Statement on Form S-8 of our report dated March 7, 1997 with respect to the consolidated financial statements of Pacific Gateway Properties, Inc. included in Pacific Gateway Properties Inc.'s Form 10-K for the year ended December 31, 1996.


                                  ARTHUR ANDERSEN LLP



San Francisco, California
November 25, 1997


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